Dec. 31, 2013

Dear American Family Customer:

As a valued American Family variable universal life insurance policy owner, we are pleased to provide you with the annual fund reports for the investment options offered by your American Family policy. These reports provide an update on each portfolio’s performance as of Dec. 31, 2013. Portfolio performance does not take into account the fees charged by the policy. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that you find the enclosed information helpful. If you have any questions concerning your policy, please do not hesitate to call 877-781-3520.

We appreciate and value your business and look forward to serving you again in the future.

American Family Life Insurance Company
The American Family variable annuity and variable universal life insurance products are issued by
American Family Life Insurance Company and distributed by Sunset Financial Services Inc.
3520 Broadway, Kansas City, MO 64111
877-781-3520. Member FINRA/SIPC